Exhibit 10.26

Name of Investor:

For U.S. Investors:
Social Security Number or EIN:

SUBSCRIPTION AGREEMENT

FOR

SHARES OF COMMON STOCK

Scopus BioPharma Inc., a Delaware corporation (the “Company”), and the undersigned investor (the “Investor”) hereby agree as follows:

1.Subscription for Shares. The Investor hereby subscribes for and agrees to purchase                    shares of common stock, par value $0.001 per share, of the Company (the “Shares”), as more fully described in the Confidential Summary of Terms, dated as of January 9, 2023, including all exhibits and schedules thereto, as amended or supplemented from time to time (the “Term Sheet”), at a price of $0.05 per Share, for an aggregate purchase price of $                  .

2.Offering; Offering Size. There is no minimum amount that needs to be subscribed for by any investor in order for the Company to conduct a Closing (as defined below). The offering by the Company pursuant to the Term Sheet (the “Offering”) is being made in the United States only to “accredited investors” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

3.Closings. A closing (“Closing”) on an Investor’s subscription may occur at any time, as determined by the Company, together with, or separate from, subscriptions by other investors. The Company may accept this Subscription Agreement and conduct a Closing for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying the Investor of such acceptance. The Company may hold multiple Closings until it accepts subscriptions for the maximum number of Shares.

4.Investor Delivery of Payment and Documents.

A.The Investor has tendered the aggregate purchase price for the Shares in accordance with the instructions set forth on Schedule 1 hereto.

B.The Investor hereby tenders an executed copy of this Subscription Agreement.

C.In the event that a Closing does not take place with respect to the Investor’s subscription for any reason or if the Investor’s subscription is otherwise rejected, all cash proceeds delivered by the Investor in accordance with the foregoing shall be returned to the Investor as soon as practicable, without interest, offset or deduction.

D.In the event the Investor’s subscription is accepted by the Company, a copy of the fully-executed version of this Subscription Agreement shall be delivered to the Investor and the Shares for which the Investor is subscribing shall be held by the Company’s counsel unless the Company determines to utilize uncertificated Shares, in which event the electronic records of securities ownership by the Company or its outsourced electronic share provider shall evidence Investor’s ownership of the Shares.

5.Acceptance or Rejection of Subscriptions. The Company has the right to reject this subscription for Shares, in whole or in part, for any reason and at any time prior to a Closing with respect to this subscription, notwithstanding prior receipt by the Investor of notice of acceptance of this subscription. The Shares subscribed for herein shall not be deemed issued to or owned by the Investor until a copy of this Subscription Agreement has been executed by the Investor and accepted and countersigned by the Company, and a Closing with respect to this subscription has occurred.

6.Status of Offering. The Offering is being made without registration under the Securities Act in reliance upon the exemptions from registration provided for in Sections 4(a)(2) and 4(a)(5) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, as applicable, and in reliance on applicable exemptions from registration afforded certain private placements under state securities laws. The Offering may also be made in foreign countries in reliance on registration exemptions which are available in such countries.

7.Investor Representations and Warranties. The Investor hereby acknowledges, represents, warrants and agrees as follows:

A.Information About the Investor. The Company has no obligation to the Investor other than as set forth in this Subscription Agreement. The Investor is aware that, except for any rescission rights that may be provided under applicable laws, the Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive the Investor’s death, disability, bankruptcy or liquidation. In order to induce the Company to issue and sell the Shares to the Investor, the Investor represents and warrants that the information relating to the Investor stated herein is true and complete as of the date hereof and will be true and complete as of the date on which the Investor’s purchase of Shares becomes effective. If, prior to the termination of the Offering, there should be any change in such information or any such information becomes incorrect or incomplete, the Investor agrees to notify the Company and supply the Company promptly with corrective information.

B.Accredited Investor. The Investor, if a resident in the United States, is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated by the

Securities and Exchange Commission (the “SEC”), as presently in effect, the meaning of which is understood by the Investor. In that regard, the Investor represents that the Investor is one of the following:

(i)a director or executive officer of the Company; or

(ii)a natural person whose individual net worth, or joint net worth with spouse, at the time of purchase exceeds $1,000,000;1 or who had an individual income in excess of $200,000 in each of the two most recent years, or had joint income with spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same level in the current year; or

(iii)is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

(iv)is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

(v)is any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, business trust, or partnership not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

[1]

The Investor’s primary residence shall not be included as an asset, indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the residence at the time of this subscription, shall not be included as a liability; provided, however, such amount has not increased within the past 60 days other than from the purchase of the primary residence, and indebtedness that is secured by the primary residence in excess of the fair market value of the primary residence at the time of the subscription shall be included as indebtedness.

(vi)is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated under the Securities Act; or

(vii)is an entity in which all of its equity owners meet one or more of the standards set forth in (i) through (vi) above.

C.Information About the Company.

(i)The Investor and the Investor’s attorney, accountant, purchaser representative and tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Term Sheet, this Subscription Agreement and all other documents requested by the Investor or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement.

(ii)The Investor has been given reasonable opportunity to speak with officers or directors of the Company for the purpose of asking reasonable questions of such officers or directors concerning the terms and conditions of the Offering and the business and operations of the Company and all such questions have been answered to the Investor’s full satisfaction. The Investor has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. The Investor has received all information regarding the Company that the Investor has reasonably requested. The Investor understands that there is no assurance as to the future performance of the Company or the value of the Shares purchased by the Investor in the Offering.

(iii)The Investor acknowledges that any estimates, forward-looking statements or projections provided to the Investor were prepared in good faith by the officers of the Company, but the attainment of any such estimates, forward-looking statements or projections cannot be guaranteed by the Company or its officers and should not be relied upon.

D.ERISA. (For ERISA plans only)The fiduciary of the Investor, if it is an ERISA plan (the “Plan”), represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Investor or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Investor or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates.

E.FINRA. The Investor acknowledges that if he or she is a registered representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Shares.

F.No Assurances; No General Solicitation. The Investor has received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of the Investor’s investment in the Company other than those representations and warranties that are contained in the Term Sheet or this Subscription Agreement. The Investor represents that the Investor was contacted regarding the sale of the Shares by the Company (or another person whom the Investor believed to be an authorized agent or representative thereof) with whom the Investor had a prior substantial pre-existing relationship. The Investor is not aware of, and is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertisement including, without limitation: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet; (ii) any seminar or meeting the attendees of which have been invited by any general solicitation or general advertising; or (iii) any solicitation of a subscription by a person or entity not previously known to the Investor in connection with investments in securities generally.

G.Speculative Investment. The Investor is aware that the purchase of the Shares is a speculative investment. The Investor acknowledges that he, she or it can lose the entire amount of the investment in the Company. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares offered in the Offering and has obtained, in his, her or its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. The Investor has been urged to seek independent advice from his, her or its professional advisors relating to the suitability of an investment in the Company in view of the Investor’s overall financial needs and with respect to the legal and tax implications of such investment. The Investor believes that the investment in the Company represented by his, her or its purchase of the Shares in the Offering is suitable for the Investor based upon the Investor’s objectives and financial needs, and the Investor has adequate means for providing for all current financial needs and contingencies and has no need for liquidity with respect to the investment in the Company. The Investor’s investment in the Company does not constitute all, or substantially all, of the Investor’s investment portfolio.

H.Restrictions on Transfer.

(i)Securities Law Restrictions. The Investor understands that (a) the Shares offered in the Offering have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration; (b)

no securities administrator of any state or the SEC or any other federal agency has recommended or endorsed the Offering or made any finding or determination relating to the fairness of an investment in the Company; and (c) the Company is relying on the Investor’s representations, warranties and agreements for the purpose of determining whether the Offering meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. The Investor acknowledges that the Shares, when issued, will be subject to restrictions on transferability and may not be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. The Investor further acknowledges that the Investor shall be subject to restrictions on transfer imposed by the Company as described herein and as may be required by any underwriter or placement agent engaged in connection with any future registration or offering statement which the Company may file.

(ii)Transfer Restrictions. The Investor understands that the Shares which the Investor is purchasing under this Subscription Agreement may NOT be sold, transferred, assigned, pledged, hypothecated, mortgaged, or otherwise disposed of or made subject to any lien or security interest, during the Restricted Period (as defined below) without the consent of the Company in its sole discretion, except (a) by transfer by will or intestate devise, (b) by lifetime gifts or transfers to family members, trusts or other family-related entities therefor for bona-fide estate and family planning purposes and (c) to the partners, members or shareholders of Investor; provided, however, that any transferee of the Shares agrees in writing to hold such Shares, in all cases subject to the terms, conditions, and restrictions of this Subscription Agreement. The “Restricted Period” shall be defined as the period commencing on the date hereof and continuing until the Shares are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available; provided, that the Company may elect to release the Investor from this restriction on transfer at any time or from time to time for any reason or no reason with respect to any or all of such Investor’s Shares. No such release shall be deemed to obligate the Company to grant any future releases to the Investor or any other investor nor shall any release granted to another investor be deemed to obligate the Company to grant any future releases to the Investor. In addition, Investor agrees to execute any agreement restricting the transferability of the Shares required by the underwriter or placement agent in connection with a financing that the Company may conduct while the Investor holds any of the Shares; provided, that any such agreement is consistent with the form of restrictive agreements generally required by underwriters and placement agents (as the case may be). In all cases other than the death or the incapacity of an individual Investor, the Company shall have the right incidental to any transfer of Shares for the Investor to continue as a single representative to give and receive communications with the Company regarding the transferred Shares.

(iii)Legends of Certificate. The Investor understands that each certificate or book entry evidencing any of the Shares, will bear the legends substantively similar to that set forth below:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY’S SUBSCRIPTION AGREEMENT WITH THE HOLDER SETS FORTH CERTAIN RESTRICTIONS ON THE HOLDER’S ABILITY TO TRANSFER SUCH SECURITIES. A COPY OF SUCH SUBSCRIPTION AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY’S OFFICE.”

I.No Intent to Distribute. The Investor is purchasing the Shares for his, her or its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution thereof, nor with any present intention of selling or otherwise disposing of all or any part of such Shares. The Investor agrees that (i) the purchase of the Shares is a long-term investment and (ii) the Investor may have to bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act and may never be registered and cannot be resold, pledged, assigned, or otherwise disposed of unless the Shares are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. The Investor understands that, except as provided in Section 7(J) below, the Company is under no obligation to register any of the Shares, or to assist the Investor in complying with any exemption from such registration under the Securities Act or any state securities laws.

J.Registration of the Shares. The Investor acknowledges that the Company intends to use its commercially reasonable efforts to file a Registration Statement on Form S-1 for the resale of the Shares within 45 days of the date on which the Company files its Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC; provided, that the Company may also enable the resale of the Shares by including such Shares in other registration statements which may be filed by the Company; or in any other manner selected by the Company which is then permitted by applicable laws and SEC rules and regulations, any such registration subject to the applicable rules and regulations of the SEC; provided further, that there can be no assurance that any such registration will become effective or be maintained.

K.Entity Authority. If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and has not been formed for the sole purpose of investing in the Company. The person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

L.Principal Place of Business; Residency. The Investor represents and warrants to the Company that (i) if an entity, its principal place of business and executive offices are located in the state set forth on the Entity Information Sheet attached to this Subscription Agreement, and (ii) if an individual, his or her state of residency is the state set forth on the Individual and Joint Investors Information Sheet attached to this Subscription Agreement.

M.Reserved.

N.For Florida Residents. The Shares have not been registered under the Securities Act or the Florida Securities and Investor Protection Act (“Florida Securities Act”), by reason of specific exemptions thereunder relating to the limited availability of the Offering. All of the Shares cannot be sold, transferred, or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act or the Florida Securities Act, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three (3) days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within (3) days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3) of the Florida Securities Act and by Rule 69W-500.005(5)(a) thereunder, if the Investor is a Florida resident, such Investor may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to certain prescribed materials that the Company can obtain without unreasonable expense and the opportunity to question the appropriate executive officers of the Company.

O.For Foreign Investors.

(i)If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Investor’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(ii)If the Investor is not a United States person (as defined in Rule 902 promulgated under the Securities Act (a “Regulation S Investor”)), such Regulation S Investor hereby represents that the Shares acquired by such Regulation S Investor will be acquired for investment for such Regulation S Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in the United States or to a United States resident, and that such Regulation S Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Subscription Agreement, such Regulation S Investor further represents that such Regulation S Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person in the United States or to a United States resident, with respect to any of such Regulation S Investor’s Shares.

(iii)Each Regulation S Investor represents that it is not a United States person as such term is defined in Rule 902 promulgated under the Securities Act.

P.Risk Factors. The Investor is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the risks included in Scopus BioPharma Inc.’s (“Scopus”) filings with the SEC, including the risks described in the sections entitled “Risk Factors” in Scopus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and understands any of such risks, or other risks, may materially adversely affect the Company’s operations and future prospects.

Q.Brokers’ and Finders’ Fees. The Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

R.Bad Actor Disqualification Events - Representations and Covenants – Rule 506(d).

(i)The Investor has not been convicted, within ten years before the sale of the Shares (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities.

(ii)The Investor has not been subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the sale of the Shares, that, at the time of such sale, restrains or enjoins the Investor from engaging or continuing to engage in any conduct or practice: (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

(iii)The Investor is not subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the Commodity Futures Trading Commission, or the National Credit Union Administration that: (a) at the time of the sale of the Shares, bars the Investor from: (I) association with an entity regulated by such commission, authority, agency or officer, (II) engaging in the business of securities, insurance or banking, or (III) engaging in savings association or credit union activities; or (b) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the sale of the Shares.

(iv)The Investor is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) that, at the time of the sale of the Shares: (i) suspends or revokes the Investor’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, the Investor; or (iii) bars the Investor from being associated with any entity or from participating in the offering of any penny stock.

(v)The Investor is not subject to any order of the SEC, entered within five years before the sale of the Shares, that, at the time of such sale, orders the Investor to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act.

(vi)The Investor has not been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

(vii)The Investor has not filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within five years before the sale of the Shares, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the Shares, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

(viii)The Investor is not subject to a United States Postal Service false representation order entered within five years before the sale of the Shares, nor is the Investor, at the time of the sale of the Shares, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(ix)The Investor covenants not to commit, or take any action which would likely result in the commission of any act as specified in subparagraphs (i) through (viii) hereinabove or as set forth in Rule 506 under Regulation D (a “Disqualifying Act”).

(x)The Investor covenants not to sell, transfer or pledge the Shares or any part thereof to any person or entity that has committed, or has taken any action which would likely result in the commission of, a Disqualifying Act;

8.Company Representations and Warranties. The Company hereby represents and warrants to the Investor as follows:

A.Organization. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own its properties and to carry on its business as presently conducted.

B.Authority. The Company has all necessary corporate power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Subscription Agreement has been duly executed and delivered by the Company. When executed by the Company, this Subscription Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Subscription Agreement. The sale by the Company of the Shares does not conflict with the certificate of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property. The sale of the Shares will not trigger any pre-emptive or, to the knowledge of the Company, other rights held by any party and no governmental or regulatory consent is required for the consummation of the transactions contemplated by this Subscription Agreement.

9.Indemnification. The Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Investor and contained herein, or (ii) arise out of or are based upon any breach by the Investor of any representation, warranty, or agreement made by the Investor contained herein.

10.Severability; Remedies. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

11.Governing Law and Jurisdiction. This Subscription Agreement shall be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in Supreme Court of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the Supreme Court of the State of New York, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and (v) agrees that service of process upon it mailed by certified mail to its address set forth on Schedule 1, if to the Company, and to the address set forth on the Entity Information Sheet or Individual and Joint Investors Information Sheet, as the case may be, if to the Investor, will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

12.Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

13.Benefit. This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

14.Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested). All communications to the Investor should be sent to his, her or its preferred address on Entity Information Sheet or Individual and Joint Investors Information Sheet, as the case may be. All communications to the Company should be sent to the address set forth on Schedule 1. Each party may designate another address by notice to the other party.

15.Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16.Section Headings. The section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17.Survival or Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.

18.Acceptance of Subscriptions. The Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying the Investor within a reasonable time thereafter.

[SIGNATURE PAGE AND INFORMATION SHEETS TO FOLLOW]

ENTITY INFORMATION SHEET

Complete All Information

Entity Name:

Entity Type:	☐ Corporation	☐ Trust

	☐ Partnership	☐ Other:

☐ Limited Liability Company

Tax ID:	State of Formation:

Company Street Address:

City:	State:	Zip Code:

Primary Contact:	Title:

Telephone Number:	Fax Number:

Email Address:

Do you believe you have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the Shares?

☐ Yes                 ☐ No

INDIVIDUAL and JOINT INVESTORS INFORMATION SHEET

Complete All Information

Additional information may be requested

Investor’s Name:

Date of Birth:	SSN/Tax ID:

Co-Investor Name:

Date of Birth:	SSN/Tax ID:

Home Street Address:

City:	State:	Zip Code:

Mailing Street Address:

City:	State:	Zip Code:

Work Phone:	Home Phone:

Email Address:

Do you believe you have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the Shares?

☐ Yes☐ No

SIGNATURE PAGE

The undersigned hereby agrees and enters into this Subscription Agreement and confirms that all the information and representations regarding the Investor contained herein are true, including the attached exhibits and schedules. If the undersigned is signing on behalf of an entity or trust the undersigned represents, the undersigned has the authority to make investment decisions for the entity. The undersigned also understand that a background/credit check maybe conducted for the purposes of detecting and deterring money laundering.

Entity Name (If Applicable)

Signature	Date

Print Name

Title (if applicable)

Signature	Date

Print Name

Title (if applicable)

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms, with respect to                         Shares.

SCOPUS BIOPHARMA INC.

By:
Name:
Title:
Date:

SCHEDULE 1

1.Wiring Instructions. Wiring instructions for the Company are as follows:

Bank:	J.P. Morgan Chase Bank, N.A.
Bank Address:	383 Madison Avenue
New York, New York 10179

ABA Routing Number:
Account Number:
Reference:	Scopus BioPharma Inc. Private Placement

2.Notices. All communications to the Company should be sent to:

Scopus BioPharma Inc.

420 Lexington Avenue, Suite 300

New York, New York 10170

Attention:

Tel:

Email: